SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 17, 2003
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                                (Date of Report)

                                   ITRON, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Washington                   000-22418                91-1011792
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(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                   Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements and Exhibits. The following item is attached as an exhibit hereto:

(c) Exhibits.

Exhibit No. 99.1     Press Release dated June 17, 2003

Item 9. Regulation FD Disclosure (Information provided pursuant to Item 12)

     On June 17, 2003, Itron, Inc. issued a press release regarding an update on patent infringement litigation. A copy of this press release is attached as
Exhibit 99.1.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   ITRON, INC.

Dated:  June 17, 2003              By:  /s/ DAVID G. REMINGTON
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                                   David G. Remington
                                   Vice President and Chief Financial Officer